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                    BORROWER AND SUBSIDIARY PLEDGE AGREEMENT

        This Pledge Agreement (the "Agreement") is dated as of February 24, 1998 by and among EAGLE-PICHER INDUSTRIES, INC., a corporation organized and existing under the laws of Ohio, as survivor and successor by merger with E-P Acquisition, Inc., (as further defined in the Credit Agreement referred to below, the "Borrower"), and the other parties executing this Agreement under the heading "Pledgors" (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement in the form attached hereto as Schedule C being hereinafter referred to collectively as the "Pledgors" and individually as a "Pledgor"), each with its mailing address as set forth on its signature page hereto and ABN AMRO Bank N.V., a bank organized under the laws of the Netherlands ("ABN AMRO"), with its mailing address at 1325 Avenue of the Americas, New York, New York 10019, acting as collateral agent hereunder for the Secured Creditors hereinafter identified and defined (ABN AMRO acting as such agent and any successor or successors to ABN AMRO acting in such capacity being hereinafter referred to as the "Agent");

                             PRELIMINARY STATEMENTS

         A. The Borrower and ABN AMRO, individually and as agent, have entered into a Credit Agreement dated as of February 19, 1998 (such Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which ABN AMRO and other banks and financial institutions and letter of credit issuers from time to time party to the Credit Agreement (ABN AMRO, in its individual capacity, and such other banks and financial institutions which from time to time become party to the Credit Agreement being hereinafter referred to collectively as the "Lenders" and individually as a "Lender" and such letter of credit issuers being hereinafter referred to collectively as the "Letter of Credit Issuers" and individually as a "Letter of Credit Issuer") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower.

         B. The Borrower may from time to time enter into one or more Interest Rate Protection Agreements with one or more of the Lenders party to the Credit Agreement or affiliates thereof for the purpose of hedging or otherwise protecting the Borrower against changes in interest rates (the liability of the Borrower in respect of such agreements with such Lenders or affiliates being hereinafter referred to as the "Hedging Liability") (the Agent, the Lenders, the Letter of Credit Issuers and such affiliates party to Interest Rate Protection Agreements being hereinafter referred to collectively as the "Secured Creditors" and individually as a "Secured Creditor").

         C. As a condition to extending credit to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that each Pledgor grant to the Agent for the benefit of the Secured Creditors a security interest in certain personal property of such Pledgor described herein subject to the terms and conditions hereof.




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         D. The Borrower owns, directly or indirectly, equity interests in each other Pledgor and the Borrower provides each other Pledgor with financial, management, administrative, and technical support which enables such Pledgor to conduct its business in an orderly and efficient manner in the ordinary course.

         E. Each Pledgor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

        NOW, THEREFORE, for and in consideration of the execution and delivery by the Secured Creditors of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Terms Defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Pledgor" and "Pledgors" as used herein shall mean and include the Pledgors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Pledgors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

          Section 2. Grant of Security Interest in the Collateral. Each Pledgor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or hereafter created, acquired or arising, and in whatever form:

               (a) Pledged Securities. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of each Domestic Subsidiary (as set forth on Schedule A attached hereto) and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of capital stock or other ownership interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of capital stock or other ownership interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each First Tier Foreign Subsidiary (as set forth on Schedule A attached hereto), in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in Section 2(b) and 2(c) below and the rights and privileges described hereunder with respect thereto, the "Pledged Securities"), including, but not limited to, the following:

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                       (x) all shares of securities representing a dividend on
               any of the Pledged Securities, or representing a distribution or return of capital upon or in respect of the Pledged Securities, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Securities; and

                       (y) without affecting the obligations of such Pledgor
               under any provision prohibiting such action hereunder, in the event of any consolidation or merger in which a Person set forth on Schedule A is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger (or 65% of Voting Equity and/or 100% of Non-Voting Equity if the successor corporation is a First Tier Foreign Subsidiary).

               (b) Additional Securities. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of any Person which hereafter becomes a Domestic Subsidiary and 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person which hereafter becomes a First Tier Foreign Subsidiary, including, without limitation, the certificates (or other agreements or instruments), if any, representing such shares or Equity.

               (c) Other Equity Interests. Any and all other equity interests of each Pledgor in any Domestic Subsidiary or any First Tier Foreign Subsidiary; provided that with respect to any Voting Equity in any First Tier Foreign Subsidiary, not more than 65% of the capital stock or equity interest in any such Foreign Subsidiary is pledged hereunder.

               (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

all of the foregoing being herein sometimes referred to as the "Collateral." All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of New York ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

          Section 3. Obligations Hereby Secured. This Agreement is made and given to secure, and shall secure, the prompt payment and performance of (i) any and all indebtedness, obligations and liabilities of the Borrower to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement and the obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement, and all other obligations of the Borrower under any and all applications for Letters of Credit, and any

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and all liability of the Borrower arising under or in connection with or otherwise evidenced by agreements with any one or more of the Secured Creditors with respect to any Hedging Liability, and any and all liability of the Pledgors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor (other than the Borrower to which this limitation shall not apply) under this Agreement shall not exceed $1.00 less than the amount which would render such Pledgor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

          Section 4. Covenants, Agreements, Representations and Warranties. Each Pledgor hereby covenants and agrees with, and represents and warrants to, the Secured Creditors that:

               (a) Each Pledgor is and shall be the sole and lawful legal, record and beneficial owner of its Collateral. Each Pledgor's chief executive office is at the address listed under such Pledgor's name on Schedule A. Each Pledgor agrees that it will not change any location set forth on the applicable Schedule hereto without at least 30 days' prior written notice to the Agent (provided in the case of any Domestic Subsidiary such locations shall be within the United States of America). No Pledgor shall, without the Agent's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein, except to the extent permitted by Section 8.02 of the Credit Agreement. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent hereunder. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the any Secured Creditor.

               (b) Each Pledgor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent may deem reasonably necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, acknowledgments, stock powers, financing statements, instruments and documents as the Agent may from time to time require in order to comply with the UCC. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior

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notice thereof to such Pledgor wherever the Agent in its discretion desires to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent in its discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction.

               (c) If, as and when any Pledgor delivers any securities for pledge hereunder in addition to those listed on Schedule A hereto, the Pledgors shall furnish to the Agent a duly completed and executed amendment to such Schedule in substantially the form (with appropriate insertions) of Schedule B hereto reflecting the additional securities pledged hereunder after giving effect to such addition.

               (d) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

               (e) On failure of any Pledgor to perform any of the agreements and covenants herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim, and all other expenditures which the Agent may be compelled to make by operation of law or which Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 360 days, for the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Base Rate Margin for Revolving Loans, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of such Pledgor, and no such advancement or expenditure therefor, shall relieve such Pledgor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate, or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether the relevant Pledgor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Pledgor maintained with the Agent for the amount of such sums and amounts so expended.

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          Section 5.    Special Provisions Re: Pledged Securities.

               (a) Each Pledgor has the right to vote the Pledged Securities (in the case of Foreign Subsidiaries, which are Voting Equity) and there are no restrictions upon the voting rights associated therewith, or the transfer of, any of the Pledged Securities, except as provided by federal and state laws applicable to the sale of securities generally and the terms of this Agreement.

               (b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may at any time after the occurrence of an Event of Default cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. The Agent shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

               (c) The pledge of shares of the Foreign Subsidiaries listed on Schedule D shall be effected as set forth in such Schedule.

               (d) The Pledged Securities have been validly issued and, except as described on Schedule A, are fully paid and non-assessable. Except as set forth on Schedule A, there are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged Securities listed and described on Schedule A attached hereto constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor further agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, each Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock provided that with respect to Voting Equity of any First Tier Foreign Subsidiary, not more than 65% of Voting Equity of such Foreign Subsidiary is pledged hereunder.

          Section 6. Voting Rights and Dividends. Unless and until an Event of Default hereunder has occurred and is continuing and thereafter until notified by the Agent pursuant to Section 8(b) hereof:

               (a) Each Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

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               (b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; provided, however, that such dividends and distributions representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by such Pledgor and may, in the case of cash, be applied by the Agent to the Obligations, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Agent and not applied as aforesaid, be held by the Agent pursuant hereto as part of the Collateral pledged under and subject to the terms of this Agreement.

               (c) In order to permit each Pledgor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

          Section 7. Power of Attorney. Each Pledgor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Pledgor's attorney-in-fact, with full power and authority to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Agent deems necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the

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Obligations have been fully satisfied and all commitments of the Secured
Creditors to extend credit to or for the account of the Borrower have expired or otherwise been terminated.

          Section 8. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

        (b) Upon the occurrence and during the continuation of any Event of Default, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 6(b) hereof shall, at the option of the Agent cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to Section 6(b) hereof and all rights of the Pledgors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 6(a) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

        (c) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Pledgor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the

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owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Pledgor shall pay the Secured Creditors all costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgors in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Pledgor hereby waives all of its rights of redemption from any such sale. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

        EACH PLEDGOR AGREES THAT IF ANY PART OF THE COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE.

        EACH PLEDGOR FURTHER AGREES THAT IN ANY SALE OF ANY PART OF THE COLLATERAL, THE AGENT IS HEREBY AUTHORIZED TO COMPLY WITH ANY LIMITATION OR RESTRICTION IN CONNECTION WITH SUCH SALE AS IT MAY BE ADVISED BY COUNSEL IS NECESSARY IN ORDER TO AVOID ANY VIOLATION OF APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SUCH PROCEDURES AS MAY RESTRICT THE NUMBER OF PROSPECTIVE BIDDERS AND PURCHASERS AND/OR FURTHER RESTRICT SUCH PROSPECTIVE BIDDERS OR PURCHASERS TO PERSONS WHO WILL REPRESENT AND AGREE THAT THEY ARE PURCHASING FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE OF SUCH COLLATERAL ), OR IN ORDER TO OBTAIN ANY REQUIRED APPROVAL OF THE SALE OR OF THE PURCHASER BY ANY GOVERNMENTAL REGULATORY AUTHORITY OR OFFICIAL, AND EACH PLEDGOR FURTHER AGREES THAT SUCH COMPLIANCE SHALL NOT RESULT IN SUCH SALE BEING CONSIDERED OR DEEMED NOT TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER, NOR SHALL THE AGENT BE LIABLE OR ACCOUNTABLE TO ANY PLEDGOR FOR ANY DISCOUNT ALLOWED BY REASON OF THE FACT THAT SUCH COLLATERAL IS SOLD IN COMPLIANCE WITH ANY SUCH LIMITATION OR RESTRICTION.

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        (d) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar types securities, it being understood, however, that the Agent shall have no responsibility for
(i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters,
(ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. By its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities. Neither any Secured Creditor, nor any party acting as attorney for any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

        (e) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the Credit Agreement.

          Section 9. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of Section
4.05 of the Credit Agreement. The Pledgors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Borrower, as agent for Pledgors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

         Section 10. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Secured Creditors to extend credit to or for the account of the Borrower shall have expired or otherwise terminated. Upon such termination of this

Agreement, the Agent shall, upon the request and at the expense of the Pledgors, forthwith release all its liens and security interests hereunder.

         Section 11. Primary Security; Obligations Absolute. The lien and security herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all commitments to extend credit constituting Obligations to the Borrower shall have expired or otherwise terminated. Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of any Secured Creditor or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by any Secured Creditor or any other holder of any of the Obligations of any other security for or guarantors upon any Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The lien and security hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to the other Pledgors in such amounts and on such terms as the Secured Creditors may elect without in any manner impairing the lien and security hereby created and provided for. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any of the Obligations at any time to first resort for payment to the Borrower or any other Pledgor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement as against any Pledgor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

         Section 12. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 11 of the Credit Agreement, all of which provisions of said Section 11 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of the Collateral.

         Section 13. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and permitted assigns, and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors, and their successors and assigns; provided, however, that no Pledgor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

        (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Pledgor when given to the Borrower in accordance with Section 12.03 of the Credit Agreement, or if to any Secured Creditor, when given to such party in accordance with Section 12.03 of the Credit Agreement.

        (c) No Secured Creditor (other than the Agent) shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Creditors (other than the Agent) shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

        (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

        (e) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as Schedule C become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced. Any such agreement shall contain information as to such Pledgor necessary to update Schedule A with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Pledgors hereunder.

        (f) Each Pledgor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby. Each Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH PLEDGOR AND EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        (g) This Agreement shall be deemed to have been made in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

        (h) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.

                           [SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                     "PLEDGORS"

                                      EAGLE-PICHER INDUSTRIES, INC.

                                      By /s/  ANDRIES RUIJSSENAARS
                                         --------------------------------------
                                         Name Andries Ruijssenaars
                                              ---------------------------------
                                         Title President
                                              ---------------------------------

                                      EAGLE-PICHER DEVELOPMENT COMPANY, INC.

                                      By /s/  ANDRIES RUIJSSENAARS
                                         --------------------------------------
                                         Name Andries Ruijssenaars
                                              ---------------------------------
                                         Title Authorized Person
                                              ---------------------------------

                                      EAGLE-PICHER MINERALS, INC.

                                      By  /s/ ANDRIES RUIJSSENAARS
                                          -------------------------------------
                                         Name Andries Ruijssenaars
                                              ---------------------------------
                                         Title Authorized Person
                                               --------------------------------

        Acknowledged and agreed to in New York, New York as of the date first above written.

                                        ABN AMRO BANK N.V., as Agent as
                                          aforesaid for the Secured Creditors

                                        By /s/ GREGORY D. AMOROSO
                                           -----------------------------------
                                           Its Group Vice President
                                               -------------------------------

                                        By /s/ PAUL WIDUCH
                                           -----------------------------------
                                           Its Group Vice President
                                               -------------------------------

                              SCHEDULE A TO BORROWER AND SUBSIDIARY PLEDGE AGREEMENT
                                             THE PLEDGED SECURITIES

                                                                                                        PERCENTAGE
  NAME AND LOCATION         NAME OF         JURISDICTION      NO. OF                   CERTIFICATE          OF
      OF PLEDGOR            ISSUER               OF           SHARES        CLASS          NO.           ISSUER'S
                                           INCORPORATION                                                   STOCK
Eagle-Picher                                                                Common
Industries, Inc.        Daisy Parts, Inc.     Michigan         1,890        Stock           32             100%

250 East Fifth Street,    Eagle-Picher
Cincinnati, Ohio          Development                                       Common
45202                     Company, Inc.       Delaware           100        Stock            1             100%

                         Eagle-Picher                                       Common
                         Far East, Inc.       Delaware           100        Stock          100             100%

                         Eagle-Picher
                             Fluid                                          Common
                         Systems, Inc.        Michigan           100        Stock            1             100%

                         Eagle-Picher                                       Common
                        Minerals, Inc.        Nevada               1        Stock            1             100%

                       Hillsdale Tool &
                         Manufacturing                                      Common
                              Co.             Michigan        98,845        Stock          289             100%

                         EPTEC, S.A. de                                     Common
                             C.V.             Mexico      18,578,390        Share            3              65%

                                                                            Series A
                        Equipo de Acuna                                     Common
                         S.A. de C.V.         Mexico             650        Share           11-A            65%

                                                                            Series B
                                                                            Common
                                                          12,866,621        Share            4-B            65%

                                                                            Series C
                                                             980,362        Common           2-C            65%
                                                                            Share

                         Eagle-Picher
                          Industries
                          Europe B.V.         Netherlands     13,000        Shares          N/A             65%


                                                                                                        PERCENTAGE
  NAME AND LOCATION      NAME OF ISSUER     JURISDICTION      NO. OF                   CERTIFICATE      OF ISSUER'S
      OF PLEDGOR                                 OF           SHARES       CLASS           NO.             STOCK
                                            INCORPORATION

Eagle-Picher
Development
Company, Inc.               Michigan
250 East Fifth Street      Automotive
Cincinnati, Ohio            Research                                       Common
45202                      Corporation         Michigan       24,500       Stock           22             100%

Eagle-Picher             Eagle-Picher
Minerals, Inc.             Minerals
6110 Plumas Street,      International
Reno, Nevada 89509,         S.A.R.L.           France         51,887       Shares          N/A              65%

                    SCHEDULE B TO BORROWER AND SUBSIDIARY PLEDGE AGREEMENT

                                AMENDMENT TO PLEDGE AGREEMENT

        Reference is hereby made to that certain Borrower and Subsidiary Pledge Agreement dated as of February 24, 1998 (as the same may be amended, the "Pledge Agreement"), from the Pledgors which are signatories thereto to ABN AMRO Bank N.V., as Agent. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Pledge Agreement.

        Subsequent to the Pledgors' delivery of the Pledge Agreement, certain shares of stock or equity interests have been added as Collateral under the Pledge Agreement. As a result of such addition, Schedule A of the Pledge Agreement does not accurately describe the shares of capital stock or other equity interest currently held by the Agent as collateral under the Pledge Agreement.

        The Pledgors now desire to amend Schedule A to the Pledge Agreement to reflect such addition, and this instrument shall constitute an agreement between the Pledgors and the Agent amending the Pledge Agreement in the respects, but only in the respects, hereinafter set forth:

                1. Schedule A of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex A attached hereto.

                2. As collateral security for the Obligations, each Pledgor hereby grants to the Agent a continuing lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have a continuing lien on and security interest in, all the shares of capital stock or other equity interest of each issuer listed and described on Annex A attached hereto and all the other properties, rights, interests and privileges comprising the Collateral (as such term is defined in the Pledge Agreement after giving effect to this Amendment), to the same extent and with the same force and effect as if the shares of stock or other equity interest described on Annex A had originally been included on Schedule A to the Pledge Agreement. The foregoing granting clause is in addition to and supplemental of and not in substitution for the granting clause contained in the Pledge Agreement. Neither the Pledgors nor the Agent intends by this Amendment to in any way impair or otherwise affect the lien of the Pledge Agreement on such of the Collateral which was subject to the Pledge Agreement prior to giving effect to this Amendment.

                3. Each Pledgor hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Pledge Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Pledge Agreement after giving effect to this Amendment. Each Pledgor hereby certifies that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Pledge Agreement after giving effect to this Amendment.

                4. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Pledge Agreement, any reference in any of such to the Pledge Agreement to be deemed to reference to the Pledge Agreement as modified hereby.

                5. Except as specifically modified hereby, all the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

                                   PLEDGOR(S):

                                   [NAME OF PLEDGORS]

                                   By
                                      ----------------------------------------
                                      Its
                                          ------------------------------------

Acknowledged and agreed to as of the date first above written.

                                   ABN AMRO BANK N.V., as Agent

                                   By
                                      -----------------------------------------
                                      Its
                                          -------------------------------------

                                   By
                                      -----------------------------------------
                                      Its
                                          -------------------------------------

                                           ANNEX A
                               TO AMENDMENT TO PLEDGE AGREEMENT

                                    THE PLEDGED SECURITIES

   NAME AND                                                                                     PERCENTAGE
  LOCATION OF     NAME OF          JURISDICTION OF     NO. OF                    CERTIFICATE    OF ISSUER'S
    PLEDGOR       ISSUER            INCORPORATION      SHARES       CLASS             NO.         STOCK


                    SCHEDULE C TO BORROWER AND SUBSIDIARY PLEDGE AGREEMENT

                         ASSUMPTION AND SUPPLEMENTAL PLEDGE AGREEMENT

        THIS AGREEMENT dated as of this _____ day of ______________, ___ from [NEW PLEDGOR], a __________ corporation/partnership/limited liability company (the "New Pledgor"), to ABN AMRO Bank N.V. ("ABN AMRO") as collateral agent for the Secured Creditors (defined in the Pledge Agreement hereinafter identified and defined) (ABN AMRO acting as such agent and any successor or successors to ABN AMRO in such capacity being hereinafter referred to as the "Agent");

                             PRELIMINARY STATEMENTS

         A. Eagle-Picher Industries, Inc. (the "Borrower") and certain other Pledgors have executed and delivered to the Agent that certain Pledge Agreement dated as of February 24, 1998 (such Pledge Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Pledgors thereunder, being hereinafter referred to as the "Pledge Agreement") pursuant to which such parties (the "Existing Pledgors") have granted to the Agent for the benefit of the Secured Creditors a lien on and security interest in such Existing Pledgors' Collateral (as such term is defined in the Pledge Agreement) to secure the Obligations (as such term is defined in the Pledge Agreement);

         B. The Borrower provides the New Pledgor with substantial financial, managerial, administrative, and technical support and the New Pledgor will benefit from credit and other financial accommodations extended and to be extended by the Secured Creditors to the Borrower.

        NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Creditors from time to time, the New Pledgor hereby agrees as follows:

         1. The New Pledgor acknowledges and agrees that it shall become a "Pledgor" party to the Pledge Agreement effective upon the date the New Pledgor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Pledge Agreement to the terms "Pledgor" or "Pledgors" shall be deemed to include the New Pledgor. Without limiting the generality of the foregoing, the New Pledgor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Pledge Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Pledgor or in which the New Pledgor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Pledgor does hereby grant to the Agent for the benefit of the Secured Creditors, and hereby agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing security interest in, among other things, all of the New Pledgor's Collateral (as such term is defined in the Pledge Agreement) described in
Section 2 of the Pledge Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Pledgor or any of them shall be deemed to include references to the New Pledgor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Pledge Agreement.

          2. The following information shall be added to Schedules A to the Pledge Agreement:

                                          SCHEDULE A
                                    THE PLEDGED SECURITIES

                                                                                             PERCENTAGE
   NAME AND     NAME OF          JURISDICTION OF    NO. OF                    CERTIFICATE    OF ISSUER'S
  LOCATION OF   ISSUER            INCORPORATION     SHARES       CLASS             NO.          STOCK
   PLEDGOR


         3. The New Pledgor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Pledge Agreement to the same extent and with the same force and effect as if the New Pledgor had originally been one of the Existing Pledgors under the Pledge Agreement and had originally executed the same as such an Existing Pledgor.

         4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Pledge Agreement, except that any reference to the term "Pledgor" or "Pledgors" and any provision of the Pledge Agreement providing meaning to such term shall be deemed a reference to the Existing Pledgors and the New Pledgor. Except as specifically modified hereby, all of the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

         5. The New Pledgor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may reasonably deem necessary or proper to carry out more effectively the purposes of this Agreement.

         6. No reference to this Agreement need be made in the Pledge Agreement or in any other document or instrument making reference to the Pledge Agreement, any reference to the Pledge Agreement in any of such to be deemed a reference to the Pledge Agreement as modified hereby.

         7. This Agreement shall be governed by and construed in accordance with the State of New York (without regard to principles of conflicts of law).

                                       [NEW PLEDGOR]

                                       By
                                          -------------------------------------
                                          Its
                                              ---------------------------------

Acknowledged and agreed to as of the date first above written.

                                       ABN AMRO BANK N.V., as Agent as
                                       aforesaid for the Secured Creditors

                                       By
                                          -------------------------------------
                                          Its
                                              ---------------------------------

                                       By
                                          -------------------------------------
                                          Its
                                             ----------------------------------

                                          SCHEDULE D

1.      Eagle-Picher Minerals International S.A.R.L.

        A pledge of 51,887 shares of Eagle-Picher Minerals International S.A.R.L., a French corporation ("EPMI SARL"), representing 65% of its corporate capital, shall be effected by (i) the execution of the pledge agreement (the "French Pledge") substantially in the form of Exhibit A attached to this Schedule D, (ii) the filling of the French Pledge with the French Tax Administration, and (iii) the notification of such filing being sent to EPMI SARL through a bailiff.

2.      Eagle-Picher Industries Europe B.V.

        A pledge of 13,000 shares of Eagle-Picher Industries Europe B.V., a Dutch corporation ("EPIE BV"), representing 65% of the issued and outstanding capital of EPIE BV shall be effected by (i) the execution of the powers of attorney (the "Powers of Attorney"), substantially in the form of Exhibit B attached to this Schedule D, which will allow the notary in The Netherlands to pass the share pledge agreement (the "Dutch Pledge") substantially in the form of Exhibit C attached to this Schedule D and (ii) the delivery of the fully executed Powers of Attorney, the Credit Agreement and this Agreement to Moret Ernst & Young of Rotterdam, The Netherlands.